Exhibit 10.1

LEASE SCHEDULE NO. 003X

“This Lease Schedule No. 003X replaces Lease Schedule No. 003R.”

This Lease Schedule is issued pursuant to the Lease Agreement Number TR051905 dated May 19, 2005. The terms of the Lease Agreement and serial numbers contained on Certificate of Acceptance Numbers TR051905-003-001 thru TR051905-003-014 are a part hereof and are incorporated by reference herein.

LESSOR	LESSEE
Farnam Street Financial, Inc.	Transcend Services, Inc.
240 Pondview Plaza	945 East Paces Ferry Road
5850 Opus Parkway	Suite 1475
Minnetonka, MN 55343	Atlanta, GA 30326

SUPPLIER OF EQUIPMENT	LOCATION OF EQUIPMENT
Various	Various

Term of Lease from Commencement Date: 24 Months

Monthly Lease Charge: $25,113.04

Delivery and Installation: October 2005 – March 2006

Commencement Date: April 1, 2006

Security Deposit: $26,258.00. At the end of the applicable lease term, provided that there is no event of default, this security deposit will be returned to Lessee.

EQUIPMENT

MANUFACTURER	QTY	MACHINE/MODEL	EQUIPMENT DESCRIPTION (including features)

See Attachment A

All of the Equipment on this Lease Schedule shall be defined as a total of $589,116.98. Interim rent due prior to the Commencement date shall not reduce or offset Lessee’s post-Commencement Monthly Lease Charge obligations hereunder.

Every Term is Agreed to and Accepted:		Every Term is Agreed to and Accepted:

FARNAM STREET FINANCIAL, INC. “LESSOR”		TRANSCEND SERVICES, INC. “LESSEE”

By:	/s/ Steven C. Morgan	By:	/s/ Lance Cornell
Print Name:	Steven C. Morgan	Print Name:	Lance Cornell
Title:	President	Title:	CFO
Date:	April 3, 2006	Date:	3/30/06

Lease Agreement Number: TR051905	Page 1 of 3

Lease Schedule Number: 003X

ATTACHMENT A

MANUFACTURER	QTY	MACHINE/MODEL	EQUIPMENT DESCRIPTION (incl. features)
COMPAQ	1	0EXT12R-332	Compaq ML 330 W2000 Rack Integration Gateway
COMPAQ	l	0EXV03R-337	Compaq ML370 G3 Voice Response Server, Rack
COMPAQ	8	286776-B22	36.4GB HD U320 SCSI HPLUG 15K RPM
COMPAQ	2	356820-B21	Compaq Proliant DL858 with two opteron 2.2GHz 2GB PC2100
			DDR SDRAM 266HMz 24XCD Embedded Dual Gigabit Ethernet
			ADAP Smart Array
COMPAQ	24	CT479175	Crucial 2GB PC3200 DDR SDRAM 2X1GB
DEPARTMENT OF REVENUE	1		Sales Tax
DEPARTMENT OF REVENUE	1		Sales Tax
DEPARTMENT OF REVENUE	1		Sales Tax
DEPARTMENT OF REVENUE	1		Sales Tax
DEPARTMENT OF REVENUE	1		Sales Tax
DICTAPHONE	1	502758	Brooktrout 4-port Unicersal Fax Card
DICTAPHONE	1	0EXT08R-238	SRVR HWText G3 DL380R W2K 1.0GB
DICTAPHONE	8	NTC002S-102	Xcription SW Upgrd Word Client to Work Client w/xnet
DICTAPHONE	8	148649	USB Foot Control Adapter
DICTAPHONE	1	139073	EXT Version 4.x to 6.x Upgrade Software
DICTAPHONE	1	1000024	EXVoicc System Audit Events License
DICTAPHONE	1	0EXV11R-038	SRVR HW Data GL DL380R W2K l.GB SDRAM
DICTAPHONE	1	0EXT13R-136	Print Route - DL 360 Version
DICTAPHONE	2	0139227-MFG	12 Port Universal PCI Voice Kit
DICTAPHONE	1	0139075-001	EXV Build 6 Upgrade - Software Only
DICTAPHONE	8	0139074-103	Transcription Software
DICTAPHONE	1		Professional Services
DICTAPHONE	1		Maintenance 24x7
DICTAPHONE	1		Data Mirgration Fee
DICTAPHONE	1		Installation
DICTAPHONE	1	0502752-106	Software Upgrd to Business Server V9.0 Captaris
DIGITAL VOICE SYSTEMS	1	BT003391707	VRS 24 Port Card
DIGITAL VOICE SYSTEMS	1		Mouse
DIGITAL VOICE SYSTEMS	1		Onboard NIC
DIGITAL VOICE SYSTEMS	1		Pentium IV 2.4GHz Processor
DIGITAL VOICE SYSTEMS	1		Pervasive SQL Database 2000i (5 User)
DIGITAL VOICE SYSTEMS	1		Remote Diagnostics
DIGITAL VOICE SYSTEMS	1		Smart VA UPS 1500
DIGITAL VOICE SYSTEMS	1		Keyboard
DIGITAL VOICE SYSTEMS	1		Windows 2003 Server (5 User)
DIGITAL VOICE SYSTEMS	1		Dual 460 Watt Power Supplies
DIGITAL VOICE SYSTEMS	1		Training
DIGITAL VOICE SYSTEMS	1		Installation
DIGITAL VOICE SYSTEMS	1		17” Monitor
DIGITAL VOICE SYSTEMS	1		DVI Series IV Dictation System
DIGITAL VOICE SYSTEMS	1		Analog Telephone Interface Card for 24 Port Card
DIGITAL VOICE SYSTEMS	1		Advantech Heavy Duty Enclosure
DIGITAL VOICE SYSTEMS	1		62X CD ROM
DIGITAL VOICE SYSTEMS	1		512 MB RAM
DIGITAL VOICE SYSTEMS	2		40% Deposit Due on DVI Series Dictation System
DIGITAL VOICE SYSTEMS	1		2000+ Hours RAID 1 SATA Storage
DIGITAL VOICE SYSTEMS	1		DVI Voice Power Version 7.23
EMC	1	N502-FD	FS502-FD - 2 DM NS500 Field Install
EMC	1		7X24X365 - EMC 1st and 2nd year Warranty HW Maintenance

Lease Agreement Number: TR051905	Page 2 of 3

Lease Schedule Number: 003X

ATTACHMENT A

MANUFACTURER	QTY	MACHINE/MODEL	EQUIPMENT DESCRIPTION (incl. features)
EMC	1	NASSFTPP	NASSFTPP - PRPAID NAS SFT
EMC	1	SYMMOD-US	SYMMOD-US - Modern United States
EMC	29	NS-2G10-300	NS-2G10-300- 300GB FC 10K 2GB
EMC	1	NS-2G10-300-HS	NS-2G10-300-HS - NS 10K 300GB Hot Spare
EMC	1	NS-2PDAE-FD	NS-2PDAE-FD - CX DAE FC 2GB Expansion
EMC	1	NS500-AUXFD	NS500-AUXFD - NS500 Back-End - No Rack
EMC	1	NS502C-CIFS-L	NS502C-CIFS-L NS500 CIFS License
EMC	1	NS5-IS-CI-L	NS5-IS-CI-L - NS500 ISCSI with CIFS Lic
EMC	1	NS-CSFD	NS-CSFD - CS Falcon SRVER FLD INSTL
EMC	1	NS-DCD	NS-DCD - Celerra CD & Documentation
EMC	1	NS-ISCSI-DCD	NS-ISCSI-DCD - Celerra ISCS1 APP DCD
EMC	1		EMC Snapsure Software Included
EWORKZ	1		Freight
EWORKZ	16	CT373855	2GB 184Pin Dimm DDR for DL585
EWORKZ, INC.	36		Freight
EWORKZ, INC.	128		Freight
EWORKZ, INC.	131	IN-155	IN-155 Foot Pedal
EWORKZ, INC.	148	Tech Hrly	Load Ghost Image
HEWLETT-PACKARD	2	IC-510012	SIIG Sound Wave Pro PCI
HEWLETT-PACKARD	4	SVM-DDR3200/256	Simple Tech 256MB Module
HEWLETT-PACKARD	150	PX836AA#ABA	HP DX 2000 MT P4-2.8A
HEWLETT-PACKARD	1	J8167A	HP Procurve Switch 5308XL-48G
HEWLETT-PACKARD	1	J4907A	HP Pro Curve Switch XL 16 Port 10/100/1000
HEWLETT-PACKARD	151	IC-510012	SIIG Sound Wave Pro
HEWLETT-PACKARD	2		Freight
HEWLETT-PACKARD	1	IN-155	IN-155 Foot Pedal
HEWLETT-PACKARD	150	CN5614RV-1	56K V.92 Internal Modem
HEWLETT-PACKARD	150	781761581	STED Plus Stan 2005 SU
HEWLETT-PACKARD	2	356820-B21	Compaq Proliant DL858 With Two Opteron 2.2GHz 2GB PC2100
			DDR SDRAM 266MHZ 24X CD Embedded Dual Gigabit
			Ethernet ADAP Smart Array
HEWLETT-PACKARD	150	10363129	SAV CORP ED10
HEWLETT-PACKARD	2		Load Ghost Image
HEWLETT-PACKARD	150	DS710B	1.44MB Internal Floppy Drive
LABTEC	134	970087-0403	Labtec Spin 75 PC Multimedia Speakers
MICROSOFT	2	810-02530	Microsoft SQL Server Ent. Edition One Processor Open Business
MICROSOFT	1	810-05229	MS SQL Server Ent Edition Media
MICROSOFT	1	P72-00264	MS Windows Server 2003
MICROSOFT	150	070-02632	Microsoft Works 8.0 WIN32 English OLP NL
MILNER VOICE & DATA	1	TDB00J	Fusion Voice Manager Concurrent, 5 Pack
MILNER VOICE & DATA	1	TDB00K	Fusion Voice Messaging
MILNER VOICE & DATA	1	TDB00M	Fusion Voice Export Lic, Upgrade 50 to Unlimited
MILNER VOICE & DATA	1	TDB00H	FV Vault Tolerant Module
MILNER VOICE & DATA	20	TDB002	FVP Port License
MILNER VOICE & DATA	1	ATB002	Dolbey Allowance
MILNER VOICE & DATA	1	TDB001	Fusion Voice Server, FVS 235
MTI	1		Freight
MTI	1	MTI-PS-Custom	MTI-PS-Custom - Custom MTI Professional Services Engagement
OLYMPUS	134	146023	Olympus E99 Headset Digital Voice Recorder
SIMPLE TECH	296	SVM-DDR3200/256	Simple Tech 256MB Module
TRIDIA CORPORATION	1	ITIMAP	iTivity- Maintenance (MAP) 1 Year

Lease Agreement Number: TR051905	Page 3 of 3

Lease Schedule Number: 003X

ATTACHMENT A

MANUFACTURER	QTY	MACHINE/MODEL	EQUIPMENT DESCRIPTION (incl. features)
TRIDIA CORPORATION	1	ITIVODM	iTivily - 21 connection
VIEWSONIC	144	E70B-11	Viewsonic 17” CRT Black Monitor

Agreed to and Accepted:		Agreed to and Accepted:

FARNAM STREET FINANCIAL, INC. “LESSOR”		TRANSCEND SERVICES, INC. “LESSEE”

By:	/s/ Steven C. Morgan	By:	/s/ Lance Cornell
Print Name:	Steven C. Morgan	Print Name:	Lance Cornell
Title:	President	Title:	CFO
Date:	April 3, 2006	Date:	3/30/06